UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

Quanex Building Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 961-4600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on February 7, 2014, Quanex Building Products Corporation, a Delaware corporation (the “Company”), and its wholly owned subsidiary Nichols Aluminum, LLC, a Delaware limited liability company (“Nichols”), entered into a Limited Liability Company Interest Purchase Agreement (“Purchase Agreement”) with Aleris International, Inc., a Delaware corporation (“Buyer”), pursuant to which the Company agreed to sell to Buyer all of the issued and outstanding limited liability company interests of Nichols and Nichols’ wholly owned subsidiary, Nichols Aluminum-Alabama, LLC, a Delaware limited liability company (“Nichols Alabama”).

On April 1, 2014, the Company, Nichols and Buyer entered into the First Amendment to Limited Liability Company Interest Purchase Agreement (the “Amendment”). Pursuant to the Amendment, the Company agreed to sell all of the issued and outstanding limited liability company interests of Nichols to Aleris Rolled Products, Inc., a wholly-owned subsidiary of Buyer, and the Company agreed to cause Nichols to sell all of the issued and outstanding limited liability company interests of Nichols Alabama to UWA Acquisition Co., a wholly-owned subsidiary of Buyer.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of such Amendment, which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 1, 2014, the Company completed its previously announced sale of all of the issued and outstanding limited liability company interests of its wholly-owned subsidiaries, Nichols and Nichols Alabama, to Buyer and Buyer’s affiliates, pursuant to the terms of the Purchase Agreement. The sale of such limited liability company interests was completed for a purchase price in cash of $110,000,000, which amount is subject to adjustment as described in the Purchase Agreement.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof. The foregoing description is subject to and qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 10, 2014, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information: Exhibit 99.1 attached hereto and incorporated by reference herein includes the following unaudited pro forma financial statements giving effect to the transaction pursuant to the Purchase Agreement described under Item 2.01 above:

•	Unaudited pro forma condensed consolidated balance sheet as of January 31, 2014;

•	Unaudited pro forma condensed consolidated statements of income (loss) for the three months ended January 31, 2014, and the years ended October 31, 2013, 2012 and 2011; and

•	Notes to unaudited pro forma condensed consolidated financial statements

(d) Exhibits: The following exhibits are filed or furnished as part of this report:

Exhibits

2.1	Limited Liability Company Interest Purchase Agreement dated February 7, 2014, by and among Quanex Building Products Corporation, Nichols Aluminum, LLC and Aleris International Inc. (included as Exhibit 2.1 to Quanex Building Products Corporation’s Current Report on Form 8-K filed on February 10, 2014, and incorporated herein by reference).

10.1	First Amendment to Limited Liability Company Interest Purchase Agreement dated March 24, 2014, by and among Quanex Building Products Corporation, Nichols Aluminum, LLC and Aleris International, Inc.

99.1	Unaudited pro forma condensed consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION

Date: April 7, 2014	By:	/s/ Brent L. Korb
Brent L. Korb
Senior Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Limited Liability Company Interest Purchase Agreement dated February 7, 2014, by and among Quanex Building Products Corporation, Nichols Aluminum, LLC and Aleris International Inc. (included as Exhibit 2.1 to Quanex Building Products Corporation’s Current Report on Form 8-K filed on February 10, 2014, and incorporated herein by reference).

10.1	First Amendment to Limited Liability Company Interest Purchase Agreement dated March 24, 2014, by and among Quanex Building Products Corporation, Nichols Aluminum, LLC and Aleris International, Inc.

99.1	Unaudited pro forma condensed consolidated financial information.